SEMI ANNUAL REPORT
                          TEMPLETON RUSSIA FUND, INC.

                               SEPTEMBER 30, 1998



[LOGO(R) FRANKLIN(R) TEMPLETON(R)]

PAGE


[PICTURE J. MARK MOBIUS]
J. MARK MOBIUS, Ph.D.
President
Templeton Russia Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


[SEAL CELEBRATING OVER 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

PAGE
                                    CONTENTS

Shareholder Letter ......................................................      1

Performance Summary .....................................................      6

Financial Highlights & Statement of Investments .........................      8

Financial Statements ....................................................     11

Notes to Financial Statements ...........................................     14


                        [FUND CATEGORY PYRAMID]

You will find a complete listing of the Fund's portfolio holdings, including the dollar value and number of shares or principal amount, beginning on page 9 of this report.



SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Objective: Templeton Russia Fund seeks long-term capital appreciation by investing primarily in equity securities of "Russia companies," as defined in the Fund's prospectus.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Russia Fund covers the six months ended September 30, 1998. During the period, Russian equity prices dropped precipitously as the nation's economy suffered a major meltdown. One of the main causes of this crisis was the confused and confiscatory tax system making it impossible for the government to collect taxes effectively. Although President Boris Yeltsin had recommitted his government to tax reform, all tax amendments, except for a 5% sales tax, were rejected by the Russian Duma (parliament). In mid-August, the Russian central bank announced it would lower the limit of the ruble's allowable trading band, effectively devaluing the currency by 50%. This prompted panic selling of the ruble for hard currency, forcing the government to suspend currency trading temporarily. By the end of August, the value of the ruble had sunk on the black market from about 6 rubles per U.S. dollar before the devaluation to

PAGE


approximately 20 rubles per U.S. dollar. Although the currency recovered somewhat in early September, an announcement by the government that it would print money to pay wages owed to workers for many months sent the ruble into a renewed decline. As of September 30, one U.S. dollar was worth approximately 16 rubles.

At the same time as the devaluation announcement, the Russian government announced a 90-day moratorium on the repayment of foreign debt and a ban on the trading of domestic debt instruments (GKOs). Subsequently, and without lenders' approval, the government restructured the US$32 billion GKO market, and much of the principal due in the near term was transformed into long-term bonds. Because these restructured bonds were estimated to be worth only a fraction of the original GKOs, some of the world's top banks threatened a freeze of Russian assets held in an effort to force a revised solution. As of September 30, the plan was still subject to revision and negotiations between the banks and the government were being planned.

Within this environment, the Fund posted a -73.74% six-month cumulative total return in market-price terms, and -75.84% in terms of net asset value, as shown in the Performance Summary on page 6.

During the six months under review, the Fund's exposure to equities decreased from 73.9% to 41.9% of total net assets. Among the Fund's largest holdings at the end of the period were Unified Energy Systems, which owns positions in several utility companies, and Mosenergo, Moscow's primary electricity provider. In our opinion, the situation in Russia borders on grave. The ruble crisis could cause a renewal of hyperinflation, which was originally tamed over four years ago.

                             INDUSTRY DISTRIBUTION
                           Based on Total Net Assets
                                    9/30/98
                                  [PIE CHART]


Utilities Electrical & Gas ..................................        13.5%

Telecommunications ..........................................         8.0%

Energy Sources ..............................................         5.8%

Building Materials &  Components ............................         4.2%

Merchandising ...............................................         2.6%

Transportation ..............................................         2.1%

Other Industries ............................................         7.5%

Short-Term Investments & Other Net Assets ...................        56.3%


2

PAGE


Domestic leadership is doing little to stem mounting panic within Russia's borders or allay foreign investors' increasingly negative sentiment concerning emerging markets. After firing Prime Minister Kiriyenko on the day of the ruble devaluation, Yeltsin temporarily appointed former Prime Minister Viktor Chernomyrdin to his old post. The Duma twice rejected Chernomyrdin, but accepted Yevgeny Primakov, who had been minister of foreign affairs. Primakov appointed Aleksandr Shokhin, a free-market reformer, and Yuri Maslyukov, a Communist and former chief of central planning, as deputy prime ministers. Aleksandr Shokhin, however, resigned in apparent disgust over the lack of financial planning. Ongoing problems filling the rest of the cabinet positions may indicate a lack of direction at the upper echelons of government.

Though extremely cloudy, Russia's future, as always, remains in the hands of the Russians. Amendments to the GKO restructuring could be a step forward, possibly rewarded by a return of international assistance. However, the extent to which Russia is willing to accommodate foreign investors remains in question. Along with debt restructuring, a reworking of the entire financial system will probably be required to repair damage done to Russia's credibility. Foreign and minority shareholders need to be protected, and greater transparency of corporate dealings will be required to woo back foreign investors. If these steps are undertaken, we could see a resumption of Russian economic growth. However, we have adopted a cautious approach, with just over half of the Fund's assets in cash as of September 30, 1998. When economic changes take place, we will resume our acquisition of stocks we consider bargains as we seek to make the most of the recovery.

TOP 10 HOLDINGS  9/30/98

                                                              % OF
COMPANY, INDUSTRY                                          NET ASSETS
---------------------------------------------------------------------
Unified Energy Systems, Utilities Electrical & Gas .          7.4%

Rostelecom, Telecommunications .....................          4.2%

Alfa Cement Holding, Building Materials & Components          4.0%

Mosenergo, Utilities Electrical & Gas ..............          3.5%

Krasnoyarsk Aluminum Plant, Metals & Mining ........          2.6%

Red October, Food & Household Products .............          2.6%

Vimpel Communications, ADR, Telecommunications .....          2.5%

GUM Trade House, Merchandising .....................          2.1%

Purneftegaz, Energy Sources ........................          1.8%

Lukoil Holdings, Energy Sources ....................          1.7%


                                                                               3

PAGE


Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

Please remember this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your continued support and interest in Templeton Russia Fund.


/s/ J. Mark Mobius
--------------------------------
J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.


4

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

THE YEAR 2000 ISSUE. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.


                                                                               5

PAGE


PERFORMANCE SUMMARY

In market-price terms, Templeton Russia Fund posted a -73.74% cumulative total return for the six-month period ended September 30, 1998. Based on the change in net asset value (in contrast to market price), the Fund posted a -75.84% cumulative total return for the same period. Both total return figures assume reinvestment of all distributions, in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing market price on the New York Stock Exchange decreased $28.375 per share, from $36.625 on March 31, 1998, to $8.25 on September 30, 1998, while the net asset value decreased $22.05 per share, from $28.02 to $5.97.

Shareholders received per-share distributions of $2.69 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


6

PAGE


TEMPLETON RUSSIA FUND
Periods ended 9/30/98

                                                                          SINCE
                                                                       INCEPTION
                                             1-YEAR         3-YEAR      (6/15/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)

  Based on change in net asset value        -83.57%        -38.16%        -44.26%
  Based on change in market price           -80.25%        -30.49%        -27.30%

Average Annual Total Return(2)
  Based on change in net asset value        -83.57%        -14.79%        -16.25%
  Based on change in market price           -80.25%        -11.41%         -9.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

From October 1, 1995, through June 30, 1996, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.


Past performance is not predictive of future results.


                                                                               7

PAGE





TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                  SIX MONTHS ENDED               YEAR ENDED MARCH 31,
                                                                 SEPTEMBER 30, 1998      ------------------------------------
                                                                    (UNAUDITED)            1998          1997         1996+
                                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.......................             $28.02             $30.88        $11.30        $14.10
                                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)..............................                .04               (.32)         (.15)          .15
 Net realized and unrealized gains (losses)................             (19.40)              1.41         20.49         (2.78)
                                                                 ------------------------------------------------------------
Total from investment operations...........................             (19.36)              1.09         20.34         (2.63)
                                                                 ------------------------------------------------------------
Underwriting expenses deducted from capital................                 --                 --            --          (.10)
                                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income.....................................                 --                 --          (.09)         (.07)
 Net realized gains........................................              (2.67)             (3.95)         (.67)           --
 In excess of net realized gains...........................               (.02)                --            --            --
                                                                 ------------------------------------------------------------
Total distributions........................................              (2.69)             (3.95)         (.76)         (.07)
                                                                 ------------------------------------------------------------
Net asset value, end of period.............................              $5.97             $28.02        $30.88        $11.30
                                                                 ============================================================
Total Return*
 Based on market value per share...........................           (73.74)%             22.26%       147.08%       (8.73)%
 Based on net asset value per share........................           (75.84)%              1.60%       181.92%      (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..........................            $32,301           $150,102      $164,157       $59,942
Ratios to average net assets:
 Expenses..................................................              2.04%**            1.99%         2.36%         2.00%**
 Net investment income (loss)..............................               .49%**           (.93)%        (.72)%         1.54%**
Portfolio turnover rate....................................              3.04%             10.92%        18.86%          .50%

*Total return is not annualized.
**Annualized.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996.
                       See Notes to Financial Statements.
 8

PAGE



TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED)

                                                                 COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 39.8%
AEROSPACE & MILITARY TECHNOLOGY
*Perm Motor.................................................      Russia            690,000     $     9,384
                                                                                                -----------
AUTOMOBILES .4%
*Kamaz......................................................      Russia            778,138         130,105
                                                                                                -----------
BUILDING MATERIALS & COMPONENTS 4.0%
+*Alfa Cement Holding.......................................      Russia            370,000       1,295,296
                                                                                                -----------
ENERGY SOURCES 5.4%
*JSC Chernogorneft..........................................      Russia            269,000         430,400
Lukoil-Holdings.............................................      Russia            101,000         282,800
Lukoil-Holdings, ADR........................................      Russia             23,000         257,600
Orenburgneft................................................      Russia            137,185          13,910
*Purneftegaz................................................      Russia          1,300,365         594,397
*Tomskneft..................................................      Russia            313,895         165,266
                                                                                                -----------
                                                                                                  1,744,373
                                                                                                -----------
FOOD & HOUSEHOLD PRODUCTS 2.6%
Red October.................................................      Russia            174,000         826,500
                                                                                                -----------
MACHINERY & ENGINEERING .7%
Uralmash Zavody.............................................      Russia            179,114         221,976
                                                                                                -----------
MERCHANDISING 2.5%
GUM Trade House.............................................      Russia          2,127,220         670,074
Tsum Trade House............................................      Russia          1,396,400         146,622
                                                                                                -----------
                                                                                                    816,696
                                                                                                -----------
METALS & MINING 4.0%
Krasnoyarsk Aluminum Plant..................................      Russia            209,548         838,192
Norilsk Nickel..............................................      Russia            800,482         456,275
                                                                                                -----------
                                                                                                  1,294,467
                                                                                                -----------
TELECOMMUNICATIONS 6.4%
Rostelekom..................................................      Russia          2,514,400         779,464
Rostelekom, ADR.............................................      Russia            203,930         407,860
*St. Petersburg International Telephone.....................      Russia            119,940          28,018
Vimpel Communications, ADR..................................      Russia            156,350         820,838
                                                                                                -----------
                                                                                                  2,036,180
                                                                                                -----------
TRANSPORTATION 1.6%
Aeroflot....................................................      Russia             18,900         255,150
*Murmansk Sea Shipping......................................      Russia             21,800           1,931
*Novorosissk Sea Shipping...................................      Russia            780,000          70,200
Primorsk Sea Shipping.......................................      Russia            444,300         197,358
*Tyumen Aviatrans...........................................      Russia            530,000           5,565
                                                                                                -----------
                                                                                                    530,204
                                                                                                -----------

                                                                               9

PAGE


TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 12.2%
Cheliabenergo...............................................      Russia          1,075,400     $    38,714
Irkutskenergo...............................................      Russia         21,310,300         383,586
Mosenergo...................................................      Russia        128,190,000       1,025,520
Mosenergo, ADR..............................................      Russia             93,110          93,110
Unified Energy Systems......................................      Russia        118,891,150       2,211,375
Unified Eneregy Systems, GDR................................      Russia            100,000         186,000
                                                                                                -----------
                                                                                                  3,938,305
                                                                                                -----------
TOTAL COMMON STOCKS (COST $48,946,483)......................                                     12,843,486
                                                                                                -----------
PREFERRED STOCKS 2.1%
*Arkhangelsk Telecom, pfd. .................................      Russia          7,789,000         202,514
Norilsk Nickel, pfd. .......................................      Russia             20,000          17,150
Novorosissk Sea Shipping., pfd. ............................      Russia         11,551,000         139,767
Rostelekom, pfd. ...........................................      Russia          1,527,400         179,469
*Saint Petersburg City Telephone Network, pfd., A...........      Russia            156,000          22,620
*St. Petersburg MMT, pfd. ..................................      Russia            110,100          22,890
Uralmash Zavody, pfd. ......................................      Russia            400,000         116,000
                                                                                                -----------
TOTAL PREFERRED STOCKS (COST $8,224,452)....................                                        700,410
                                                                                                -----------
                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                               ------------
BONDS (COST $1,194,214) 1.8%
Russian Federation, 9.25%, 11/27/01, Reg S..................      Russia       $  2,000,000         579,000
                                                                                                -----------
SHORT TERM INVESTMENTS 57.4%
Den Danske Bank AG, 5.6875%, 10/01/98, Time Deposit.........  United States         527,000         527,000
Fannie Mae, 5.41% to 5.56% with maturities to 12/15/98......  United States       6,500,000       6,498,898
Federal Farm Credit Bank, 5.48% to 5.53% with maturities to
  12/01/98..................................................  United States       6,900,000       6,901,678
U.S. Treasury Bills, 5.09% to 5.11% with maturities to
  12/10/98..................................................  United States       4,633,000       4,599,576
                                                                                                -----------
TOTAL SHORT TERM INVESTMENTS (COST $18,511,654).............                                     18,527,152
                                                                                                -----------
TOTAL INVESTMENTS (COST $76,876,803) 101.1%.................                                     32,650,048
OTHER ASSETS, LESS LIABILITIES (1.1%).......................                                       (349,040)
                                                                                                -----------
TOTAL NET ASSETS 100.0%.....................................                                    $32,301,008
                                                                                                -----------
                                                                                                -----------

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at September 30, 1998 were $1,295,296.
                       See Notes to Financial Statements.
 10

PAGE



TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $76,876,803).....    $ 32,650,048
 Cash.......................................................           4,983
 Dividends and interest receivable..........................         570,750
 Organization costs.........................................          37,033
                                                                ------------
      Total assets..........................................      33,262,814
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         796,604
  To affiliates.............................................          39,323
 Accrued expenses...........................................         125,879
                                                                ------------
      Total liabilities.....................................         961,806
                                                                ------------
Net assets, at value........................................    $ 32,301,008
                                                                ------------
                                                                ------------
Net assets consist of:
 Undistributed net investment income........................    $    227,259
 Net unrealized depreciation................................     (44,226,755)
 Accumulated net realized loss..............................         (94,380)
 Capital shares.............................................      76,394,884
                                                                ------------
Net assets, at value........................................    $ 32,301,008
                                                                ------------
                                                                ------------
Net asset value per share ($32,301,008 / 5,407,737 shares
  outstanding)..............................................           $5.97
                                                                ------------
                                                                ------------

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $53,677)
 Dividends..................................................    $304,172
 Interest...................................................     871,612
                                                                --------
      Total investment income...............................                   $   1,175,784
Expenses:
 Management fees (Note 4)...................................     578,943
 Administrative fees (Note 4)...............................     115,787
 Transfer agent fees........................................      17,592
 Custodian fees.............................................     125,346
 Reports to shareholders....................................      15,541
 Registration and filing fees...............................       8,181
 Professional fees..........................................      62,407
 Directors' fees and expenses...............................      10,813
 Amortization of organization costs.........................      10,773
 Other......................................................       3,142
                                                                --------
      Total expenses........................................                         948,525
                                                                               -------------
            Net investment income...........................                         227,259
                                                                               -------------
Realized and unrealized losses:
 Net realized loss from Investments.........................                         (94,135)
 Net unrealized depreciation on investments.................                    (104,536,313)
                                                                               -------------
Net realized and unrealized loss............................                    (104,630,448)
                                                                               -------------
Net decrease in net assets resulting from operations........                   $(104,403,189)
                                                                               -------------
                                                                               -------------

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1998         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................      $     227,259           $ (1,730,289)
  Net realized gain (loss) from investments.................            (94,135)            24,476,482
  Net unrealized depreciation on investments................       (104,536,313)           (17,201,438)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (104,403,189)             5,544,755
 Distributions to shareholders from:
  Net realized gains........................................        (14,316,588)           (21,010,197)
  In excess of net realized gains...........................            (94,380)                    --
 Capital share transactions (Note 3)........................          1,013,535              1,410,481
                                                                ---------------------------------------
    Net decrease in net assets..............................       (117,800,622)           (14,054,961)
Net assets:
 Beginning of period........................................        150,101,630            164,156,591
                                                                ---------------------------------------
 End of period..............................................      $  32,301,008           $150,101,630
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $     227,259           $         --
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              13

PAGE



TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objectives by investing in equity securities of Russia or Russian related companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 14

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At September 30, 1998, there were 100,000,000 shares authorized ($.01 par value). During the six months ended September 30, 1998 and for the year ended March 31, 1998, shares were issued from reinvested distributions amounting to 50,500 shares ($1,013,535) and 41,559 shares ($1,410,481), respectively.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

                                                                              15

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................    $     15,498
Unrealized depreciation.....................................     (44,242,253)
                                                                ------------
Net unrealized depreciation.................................    $(44,226,755)
                                                                ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1998 aggregated $9,696,053 and $1,875,601, respectively.

 16

PAGE



TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, and Charles B. Johnson.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2000:                                              FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  3,288,558        60.81%          44,660          0.83%
TERM EXPIRING 2001:
------------------
Martin L. Flanagan..........................................  3,287,390        60.79%          45,828          0.85%
John Wm. Galbraith..........................................  3,290,079        60.84%          43,139          0.80%
Andrew H. Hines, Jr. .......................................  3,285,771        60.76%          47,447          0.88%
Edith E. Holiday............................................  3,289,927        60.84%          43,291          0.80%
Charles B. Johnson..........................................  3,291,233        60.86%          41,985          0.78%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,299,474    61.01%      16,535       0.31%      17,208       0.32%          1          0.00%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, S. Joseph Fortunato, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              17

PAGE

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 18

PAGE



TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
450 West 33rd Street
New York, NY 10001
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              19



                      This page intentionally left blank.


PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates. 09/98

PAGE


TEMPLETON RUSSIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTRF S98 11/98                     [RECYCLE LOGO] Printed on recycled paper